UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report                     November 14, 2003

         Date of earliest event reported    November 14, 2003


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)

          Oklahoma                      0-12396                 73-0970298
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


Enterprise Plaza
5600 N. May Avenue
Suite 320
Oklahoma City, Oklahoma                                               73112
(Address of principal executive offices)                            (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)

                                THE BEARD COMPANY

                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

(c) The following exhibits are filed with this Form 8-K and are identified by the numbers indicated:

     Exhibit
       No.                 Description
       ---                 -----------

       99         Press Release dated November 14, 2003


Item 9.  Regulation FD Disclosure.

     Complete details concerning the matter which Registrant has elected to disclose are set forth in the News Release attached as Exhibit 99 hereto, which is incorporated herein by reference. This Exhibit is furnished under both Item 9 and Item 12.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE BEARD COMPANY

                                    /s/ Herb Mee, Jr.
                                    ----------------------
                                    Herb Mee, Jr., President

Date:  November 14, 2003

                                 EXHIBIT INDEX

Exhibit
  No.      Description                          Method of Filing
  ---      -----------                          ----------------

 99     Press Release dated November 14,    Filed herewith electronically
        2003